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                                                                    EXHIBIT 10.7

7/15/94

                                AMENDMENT NO. 3
                                       TO
                              SEPARATION AGREEMENT

THIS AMENDMENT NO. 3, is between PACIFIC TELESIS GROUP ("Telesis") and AIRTOUCH COMMUNICATIONS ("AirTouch") and is effective as of April 1,1994.

         WHEREAS, there is currently in full force and effect between the Parties a Separation Agreement, effective October 7, 1993 (the "Agreement"); and

         WHEREAS, the Parties wish to make certain changes regarding the form of payment of certain amounts payable under the Parties' long-term incentive plans described in Appendix A (Employee Benefits Allocation) of the Agreement;

         THEREFORE, the Parties agree that the Agreement is hereby amended as follows:

1. Section 10.2 of Appendix A is hereby amended by replacing the words "restricted shares" wherever they appear with the words "restricted shares or stock units."

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 3 to be executed by their duly authorized representatives.

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PACIFIC TELESIS GROUP                     AIRTOUCH COMMUNICATIONS

By:     /s/ Philip J. Quigley             By:     /s/ Sam Ginn
       --------------------------------           ------------------------------------

Title: Chairman, President and            Title: Chairman of the Board and
       --------------------------------          ------------------------------------
       Chief Executive Officer                   Chief Executive Officer
Date Signed: July 22, 1994               Date Signed: July 21, 1994
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